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                                                      Registration No. 333-57156
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------


                      MEWBOURNE ENERGY PARTNERS 01-A, L.P.
                      MEWBOURNE ENERGY PARTNERS 02-A, L.P.
                           (Exact name of registrants)

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
               DELAWARE                                1311                                75-2926279
    (State or other jurisdiction of        (Primary Standard Industrial        (I.R.S. Employer Identification No.)
    incorporation or organization)          Classification Code Number)
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                                3901 S. BROADWAY
                               TYLER, TEXAS 75701
                                 (903) 561-2900
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------


                                                                                         COPIES TO:
                     CURTIS W. MEWBOURNE                                              A. WINSTON OXLEY
              MEWBOURNE DEVELOPMENT CORPORATION                                    VINSON & ELKINS L.L.P.
                       3901 S. BROADWAY                                          3700 TRAMMELL CROW CENTER
                      TYLER, TEXAS 75701                                              2001 ROSS AVENUE
                        (903) 561-2900                                              DALLAS, TEXAS 75201
  (Name, address, including zip code, and telephone number,                            (214) 220-7700
          including area code, of agent for service)
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                             ----------------------


      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

================================================================================

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                          DEREGISTRATION OF SECURITIES

     On March 16, 2001, Mewbourne Energy Partners 01-A, L.P. and Mewbourne
Energy Partners 02-A, L.P. (the "Registrant") filed a registration statement on
Form S-1 (No. 333-57156) (the "Registration Statement") which registered an aggregate of 30,000 limited partner and general partner interests. The
Registration Statement was declared effective by the Commission on June 12, 2001. In respect of Mewbourne Energy Partners 01-A, L.P., a total of 15,000 limited partner and general partner interests were sold under the Registration
Statement. This Post-Effective Amendment No. 1 to the Registration Statement deregisters the 15,000 limited partner and general partner interests that remain unsold under the Registration Statement as of the date hereof.

     The Registrant intends to carry forward any excess registration fees it paid in connection with the Registration Statement to be used in future registrations.


                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Tyler, State of Texas, on April 8, 2002.

                                    MEWBOURNE ENERGY PARTNERS 01-02 DRILLING
                                    PROGRAMS, consisting of Mewbourne Energy
                                    Partners 01-A, L.P., a Delaware limited
                                    partnership, and Mewbourne Energy Partners
                                    02-A, L.P., a Delaware limited partnership

                                    By: MEWBOURNE DEVELOPMENT CORPORATION,
                                        Managing Partner



                                        By: /s/ Curtis W. Mewbourne
                                           -------------------------------------
                                            CURTIS W. MEWBOURNE,
                                            President and Director


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


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
                    Signature                                    Title                                Date
                    ---------                                    -----                                ----
  /s/ Curtis W. Mewbourne                          President and Director                        April 8, 2002
-----------------------------------------------    (Principal Executive Officer)
CURTIS W. MEWBOURNE

  /s/ J. Roe Buckley                               Treasurer                                     April 8, 2002
-----------------------------------------------    (Principal Financial and
J. ROE BUCKLEY                                     Accounting Officer)

                      *                            Director                                      April 8, 2002
-----------------------------------------------
DOROTHY M. CUENOD

                      *                            Director                                      April 8, 2002
-----------------------------------------------
RUTH M. BUCKLEY
                      *                            Director                                      April 8, 2002
-----------------------------------------------
JULIE M. GREENE

*By:   /s/ J. Roe Buckley                                                                        April 8, 2002
      --------------------
         J. Roe Buckley
         Attorney-in-Fact
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